                           BEN-ABRAHAM TECHNOLOGIES INC.
                           REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement ("AGREEMENT") is entered into as of the 6th day of May, 1999 by and among BEN-ABRAHAM TECHNOLOGIES INC., a Wyoming corporation (the "COMPANY"), and those individuals executing this Agreement (each a "SHAREHOLDER" and collectively the "SHAREHOLDERS").

                                      RECITALS

     A. The Shareholders, pursuant to those certain Securities Purchase Agreements (the "SECURITIES PURCHASE AGREEMENTS") dated the date hereof by and among the Company and certain Shareholders, have agreed to purchase from the Company on the date hereof 92.5 Units (collectively the "UNITS"). Each Unit is comprised of (i) 250,000 Subordinate Shares (as defined below) of the Company and (ii) one warrant ("WARRANT") to purchase 125,000 Subordinate Shares of the Company.

     B. As a condition to the purchase of the Units, the Company has agreed to enter into this Agreement to provide the Shareholders certain registration rights as set forth herein.

                                     AGREEMENT

     In consideration of the foregoing Recitals and the mutual promises contained herein, the parties hereto agree as follows:

     1. DEFINITIONS. Capitalized terms used herein and not otherwise defined, shall have the following meanings:

          (a) "COMMISSION" means the Securities and Exchange Commission and any successor thereto.

          (b) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          (c) "HOLDERS" means the Shareholders and any subsequent holders of Registrable Shares to whom the rights hereunder accrue pursuant to SECTION 11 hereof. "HOLDER" means any one of the Holders.

          (d) "NASDAQ" means the NASDAQ Stock Market, Inc., which is comprised of the National Market System and the SmallCap Market.

          (e) "REGISTRABLE SHARES" means (i) the Subordinate Shares purchased pursuant to the Securities Purchase Agreement; (ii) any Subordinate Shares issued to the Shareholders upon exercise of the Warrants; and (iii) any other shares of capital stock issued to the Shareholders (or issuable upon the conversion or exercise of any other warrant, right or other security which is issued) as a dividend or other distribution with respect to, in exchange for or in replacement of the shares referenced in SUBSECTIONS 1(e)(i) AND 1(e)(ii) immediately above; provided, however, that outstanding Subordinate Shares shall no longer be Registrable Shares as to the Holder thereof when they (i) shall have been effectively registered under the Securities Act and sold by the Holder thereof in accordance with such registration or (ii) are eligible for sale by the Holder pursuant to paragraph (k) of Rule 144.

          (f)  "RULE 144" means Rule 144 as promulgated under the Securities
     Act.

          (g) "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

          (h) "SUBORDINATE SHARES" means the subordinate voting shares of the Company, without par value per share.

     2. REGISTRATION ON REQUEST - DEMAND REGISTRATION RIGHTS. At any time after the date that the Company becomes listed on NASDAQ, upon the written request of the Holders holding at least twenty-five (25%) of the Registrable Shares, the Company shall use commercially reasonable efforts to effect as soon as reasonably practicable the registration under the Securities Act of all Registrable Shares requested to be registered. The Company shall only be obligated to effect two registrations under this SECTION 2 pursuant to which Registrable Shares are offered and sold (the withdrawal of a registration statement at the request of a Holder shall be deemed to be a registration under this SECTION 2 unless such request for withdrawal is as a result of a material adverse change in the financial condition of the Company). In the event that the Company receives a request for registration pursuant to this
SECTION 2 within 90 days of the date when it is anticipated that audited financial statements for the Company's latest fiscal year will become available, the Company may delay the filing of a required registration for a period of not more than 90 days. Any registration statement pursuant to this section may include other securities of the Company whether being offered or sold for the account of the Company or of another securityholder unless the underwriter (or managing underwriter on behalf of all of the underwriters) advises the Company in writing that, in its opinion, the inclusion of any such shares in the subject registration statement will materially and adversely affect the distribution of the Registrable Shares by such underwriter.

     3.   INCIDENTAL REGISTRATION - PIGGY-BACK REGISTRATION RIGHTS.

          (a) If the Company at any time proposes to register (including for this purpose a registration effected by the Company for securityholders other than the Holders) any of its securities under the Securities Act in connection with the public offering of such securities (other than a registration on Form S-4, Form S-8 or any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Shares or in which Registrable Shares cannot be included pursuant to Commission rule or practice), the Company shall, each such time, promptly give each Holder written notice of such registration (the "PIGGY-

     BACK NOTICE"). Upon the written request of any Holder or Holders, given within fifteen (15) days after the Holders' receipt of such Piggy-Back Notice from the Company, the Company shall use commercially reasonable efforts to include in such registration statement filed with the Commission under the Securities Act all of the Registrable Shares requested to be included by the Holder or Holders. Notwithstanding the foregoing, the Company shall have the right to discontinue its efforts to register any Registrable Shares pursuant to this SECTION 3 if it reasonably believes such action is in the best interests of the Company.

          (b) If the Company proposes to distribute shares of capital stock through an underwriting, the Holders (together with the Company and any other securityholders distributing their securities through such underwriting) shall enter into an underwriting agreement with the underwriter (or underwriters) selected for underwriting by the Company. If any of the Holders disapprove of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter.

     4.   Notwithstanding any contrary provision of this Agreement:

          (a) The Company shall not be required to effect more than one registration pursuant to SECTION 2 in any twelve-month period.

          (b) If any registration pursuant to SECTION 3 shall be underwritten in whole or in part, the Company may require that the Registrable Shares requested for inclusion pursuant to SECTION 3 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If, in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Registrable Shares originally covered by a request for registration would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares to be offered by the Company, the number of Registrable Shares otherwise to be included in the underwritten public offering may be reduced pro rata (by number of shares) among the holders thereof requesting such registration.

     5. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of this Agreement to use commercially reasonable efforts to effect the registration of any of its securities under the Securities Act, the Company will, as soon as practicable:

          (a) prepare and file with the Commission a registration statement with respect to such Registrable Shares and use commercially reasonable efforts to cause such registration statement to become and remain effective for the period provided in this SECTION 5;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the seller or sellers of such securities shall desire to sell or otherwise dispose of the same;

          (c) furnish to each Holder, or his or her duly authorized underwriter, such number of copies of a prospectus, including copies of a preliminary prospectus, prepared in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the public sale or other disposition of the securities to be sold by such Holder;

          (d) use commercially reasonable efforts to register or qualify the securities covered by such registration statement under such state securities or "blue sky" laws of such jurisdictions as each Holder shall reasonably request, and do any and all other acts and things which may be necessary under such securities or "blue sky" laws to enable such Holder to consummate the public sale or other disposition in such jurisdictions of the securities to be sold by such Holder; provided, however, that the Company shall not for any such purpose be required to consent to the general service of process in any such jurisdiction;

          (e) notify each Holder at any time when a prospectus relating to the Registrable Shares is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (f) notify each Holder, promptly after the Company shall have received notice thereof, of the time when the registration statement becomes effective or any supplement to any prospectus forming a part of the registration statement has been filed;

          (g) notify each Holder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

          (h) provide a transfer agent and registrar for all Registrable Shares sold under the registration statement not later than the effective date of the registration statement;

provided, however, that notwithstanding any other provision of this Agreement, the Company shall not in any event be required to use commercially reasonable efforts to maintain the effectiveness of any such registration statement for a period in excess of nine (9) months after the effective date thereof or until the sellers have sold or otherwise disposed of their Registrable Shares registered under such registration statement, whichever is earlier.

     6.   FURTHER ASSURANCES.

          (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant hereto that each Holder, having chosen to have its Registrable Shares included for registration, shall furnish to the Company such information regarding such Holder, the Registrable Shares and the intended method of disposition of such securities as shall be required to effect the registration thereof. Each Holder shall be required to represent to the Company that all such information which is given is complete and accurate in all material respects. Each Holder shall deliver to the Company a statement in writing from Holder that it bona fide intends to sell, transfer or otherwise dispose of the Registrable Shares.

          (b) It shall be a condition precedent to the inclusion of the Registrable Shares of any Holder in a registration effected pursuant to this Agreement that such Holder shall execute such indemnities, underwriting agreements and other documents, as the Company or the managing underwriter shall reasonably request, in order to satisfy the requirements applicable to such registration.

          (c) Each Holder agrees that (i) he or she will comply with the provisions of the Securities Act with respect to the disposition of its securities covered by a registration statement required under this Agreement, (ii) he or she will cooperate with the Company to the extent required by the Securities Act and applicable "blue sky" or state securities laws in its efforts to file any registration statement required hereunder and to have it declared effective, and (iii) upon receipt of any notice from the Company pursuant to SUBSECTION 5(e), he or she will forthwith discontinue disposition of Registrable Shares until he or she receives copies of the supplemented or amended prospectus or until he or she is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the prospectus.

     7. RESTRICTIONS ON PUBLIC SALE. Each Holder agrees, if requested in a timely notice from the underwriter in an underwritten offering, not to effect any public sale or distribution of securities of the Company (except through the inclusion of Registrable Shares in such Offering), including a sale pursuant to Rule 144 under the Securities Act, during the 30-day period prior to, and during a period requested by the underwriters of up to 90 days (180 days in the case of a registration statement for an initial public offering of the Company's securities) subsequent to, the closing date of each underwritten offering made pursuant to a registration statement.

     8.   EXPENSES.

          (a) REGISTRATION EXPENSES. All expenses incurred by the Company in effecting the registration provided for in this Agreement, including, without limitation, all registration and filing fees, printing expenses, reasonable fees and disbursements of counsel for the Company (including fees and disbursements of counsel for the Company in its capacity as counsel to the selling Holders hereunder; provided however, if the

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     Company counsel does not make itself available for this purpose or if such counsel is not reasonably acceptable to the selling Holders, the Company will pay up to an aggregate of $10,000 of fees and disbursements of one counsel for selling Holders), expenses of any audits incidental to or required by any such registration, and all expenses of complying with the securities or "blue sky" laws or any state shall be paid by the Company.

          (b) SELLING EXPENSES. All underwriting discounts, underwriters' expense allowance, and selling commissions applicable to Registrable Shares sold by the Holders, and all fees and disbursements of any special counsel of the Holders shall be borne by the Holders pro-rata.

     9. INDEMNIFICATION. In the event that any Registrable Shares are included in a registration statement pursuant to this Agreement:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless the Holders, the officers, directors and members of any Holder, any underwriter (as defined in the Securities Act) for any Holder and each person, if any, who controls a Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "VIOLATION"): (A) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (B) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (C) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law; and the Company will reimburse such specified persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED HOWEVER, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished by the Holder expressly for use in connection with such registration; and FURTHER PROVIDED HOWEVER, that the Company shall not be required to indemnify any such specified person against (A) any liability arising from any untrue or misleading statement contained in or omission from any preliminary prospectus if such deficiency is corrected in the final prospectus and such final prospectus is recirculated as required by law prior to confirmation of any sale thereunder or (B) any liability which arises out of the failure of any such specified person to deliver a prospectus as required by the Securities Act.

          (b) To the extent permitted by law, the Holders will indemnify and hold harmless the Company, its directors, its officers, any person who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter (within the meaning of the Securities Act) for the Company and any person who controls such underwriter against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, or underwriter or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by any Holder expressly for use in connection with such registration; and the Holders will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, underwriter or controlling person thereof, in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED HOWEVER, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holders (which consent shall not be unreasonably withheld); and FURTHER PROVIDED, that notwithstanding anything to the contrary contained in this Agreement, the Holders' liability under this SECTION 9 shall be limited in the aggregate to the amount of net proceeds actually received by the Holders from the sale of Registrable Shares actually sold.

          (c) Promptly after receipt by an indemnified party of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party hereunder, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify an indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party hereunder, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this subsection.

          (d) If the indemnification provided for in this SECTION 9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage or liability (or actions with respect thereof), then such indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of loss, claim, damage or liability (or actions with respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage or liability (or actions with respect thereof), as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     10. TERMINATION OF REGISTRATION RIGHTS. Notwithstanding the foregoing provisions of this Agreement, the rights to registration granted hereunder shall terminate as to any particular Registrable Shares when such Registrable Shares shall have been effectively registered under the Securities Act or otherwise sold by the Holders thereof in a public sale in accordance with applicable law, and such shares shall cease to be Registrable Shares for purposes hereof.

     11. ASSIGNABILITY OF REGISTRATION RIGHTS. Subject to SECTION 10, the registration rights set forth in this Agreement shall accrue to each subsequent holder of Registrable Shares (who has executed a written consent agreeing to be bound by the terms and conditions of this Agreement as if a party to this Agreement) and such subsequent holder shall only have such rights to the extent Shareholder would be entitled to hereunder prior to such transfer.

     11. COMPLIANCE WITH RULE 144. In the event the Company (a) registers a class of securities under Section 12 of the Exchange Act, or (b) commences to file reports under Section 13 or 15(d) of the Exchange Act, then at the request of any Holder who proposes to sell Registrable Shares in compliance with Rule 144, the Company shall, to the extent necessary to enable such Holder to comply with such Rule,

          (a) make and keep public information available as those terms are understood and defined in Rule 144;

          (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and Exchange Act; and

          (c) so long as any Holders own any Registrable Shares, and is not eligible to sell such Registrable Shares under paragraph (k) of Rule 144, furnish to the Holder upon reasonable request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and Exchange Act, a copy of its most recent annual or quarterly report, and such other reports and documents so filed as Holder may reasonably request in availing himself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

     12. NOTICES. All notices, requests, consents, and other communications hereunder shall be in writing and shall be deemed to have been made when personally delivered or three business days after sent by first class mail, postage prepaid, to the following address or such other address as shall be given by notice delivered hereunder: (a) to each Holder, at the address of such Holder as shown on the registry books maintained by the Company or its transfer agent; and (b) if to the Company, at 175 Olde Half Day Road, Lincolnshire, Illinois 60069, Attention: Stephen M. Simes, with a copy by like means to Ungaretti & Harris, 3500 Three First National Plaza, Chicago, Illinois 60602,
Attention: Gary I. Levenstein, Esq.

     13. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     14. REMEDIES. In the event of a breach or a threatened breach by any party to this Agreement of his or its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, as the case may be, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense or objection in any action for specific performance or injunctive relief that a remedy at law would be adequate is waived.

     15. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     16. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     17. GOVERNING LAW. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of Illinois applicable to contracts made and to be performed in that state.

     18. AMENDMENT. This Agreement may only be amended or changed by the written consent of the Company and 75% in interest of the Holders.


                             [signature page attached]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.



                            THE COMPANY:

                            BEN-ABRAHAM TECHNOLOGIES INC.
                            a Wyoming corporation

                            By:  /s/ Stephen M. Simes
                                ----------------------------

                            Its:  President & CEO
                                ----------------------------


                            SHAREHOLDERS:

                            /s/ Irving B. Harris Revocable Trust
                            ----------------------------------------------

                            /s/ Virginia H. Polsky Trust
                            ----------------------------------------------

                            /s/ Roxanne H. Frank Trust
                            ----------------------------------------------

                            /s/ Couderay Partners
                            --------------------------------------------------

                            /s/ Jerome Kahn, Jr. Revocable Trust
                            --------------------------------------------------

                            /s/ Fred Holubow
                            --------------------------------------------------

                            /s/ Morningstar Trust by Faye Morgenstern, Trustee
                            --------------------------------------------------

                            /s/ Victor Morgenstern
                            --------------------------------------------------

                            /s/ Resolute Partners by Victor Morgenstern
                            --------------------------------------------------

                            /s/ Goldstein Asset Management
                            --------------------------------------------------

                            /s/ Lawrence Goldstein
                            --------------------------------------------------

                            /s/ Burton W. Ruder, Linda Ruder, Trustee
                            --------------------------------------------------

                            /s/ James S. Levy Trust, James S. Levy, Trustee
                            --------------------------------------------------

                            /s/ Ronald Nash
                            --------------------------------------------------

                            /s/ Edward S. Loeb Revocable Trust, Edward S.
                            --------------------------------------------------
                            Loeb, Trustee
                            --------------------------------------------------

                            /s/ Steven J. Reid
                            --------------------------------------------------

                            /s/ Gary N. Wilner
                            --------------------------------------------------

                            /s/ Jarvis H. Friduss
                            --------------------------------------------------

                            /s/ Anita Nagler
                            --------------------------------------------------

                            /s/ JO & Co. by Ross J. Mangano, Partner
                            --------------------------------------------------

                            /s/ Sherwin Zuckerman
                            --------------------------------------------------

                            /s/ The Levenstein & Resnick Profit Sharing Plan &
                            --------------------------------------------------
                            Trust by Gary I. Levenstein, Trustee
                            --------------------------------------------------

                            /s/ Mitchell I. Dolins Trust, Mitchell I. Dolins,
                            --------------------------------------------------
                            Trustee
                            --------------------------------------------------

                            /s/ Sheldon M. Bulwa
                            --------------------------------------------------

                            /s/ Stephen M. Simes
                            --------------------------------------------------

                            /s/ Howard Schraub
                            --------------------------------------------------

                            /s/ Hans Michael Jebsen
                            --------------------------------------------------

                            /s/ King Cho Fung
                            --------------------------------------------------

                            /s/ Stanley Ho
                            --------------------------------------------------